                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       ----------------------------------


         Date of Report (Date of earliest event reported): June 12, 2002


                           AVALONBAY COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)


         MARYLAND                    1-12672               77-0404318
      (State or Other         (Commission File Number)    (IRS Employer
Jurisdiction of Incorporation)                          Identification No.)


          2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VIRGINIA 22314
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (703) 329-6300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events.

         On June 12, 2002, AvalonBay Communities, Inc. (the "Company") published and mailed notice that it will redeem all outstanding shares of its 8.50% Series C Cumulative Redeemable Preferred Stock (the "Series C Preferred Stock") on July 12, 2002 at a price of $25.00 per share, plus $0.1417 in accrued and unpaid dividends to the redemption date, for an aggregate redemption price of $25.1417 per share of the Series C Preferred Stock. For further information concerning the redemption, see the press release which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.                        Description
-----------                        -----------
99.1              Press release of the Company, dated June 11, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                     AVALONBAY COMMUNITIES, INC.



Dated:  June 12, 2002                By:     /s/  Thomas J. Sargeant
                                        --------------------------------
                                     Name:   Thomas J. Sargeant
                                     Title:  Executive Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------
99.1              Press release of the Company, dated June 11, 2002.